SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                                Amendment No. 1


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  July 26, 2004
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation

             (Exact name of registrant as specified in its charter)



   Pennsylvania                       0-12870                  23-2288763
   -------------                      -------                  ----------
  (State or other jurisdiction     (Commission              (I.R.S. Employer
   of incorporation)                File Number)             Identification No.)



                 9 North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)



                         (Former name or former address,
                         if changed since last report.)

This Amendment No. 1 to Form 8-K is filed to correctly report the information under Item 12.


Item 12.  Results of Operations and Financial Condition

On July 26, 2004, First Chester County Corporation (the "Company") issued a press release regarding its financial results for the quarter ended June 30, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 6, 2004                       FIRST CHESTER COUNTY CORPORATION


                                           By:    /s/John A. Featherman, III
                                                  ------------------------------
                                           Name:  John A. Featherman, III
                                           Title: CEO and Chairman of the Board

                                  EXHIBIT INDEX


    Exhibit No.                  Description
    ----------                   -----------

       99.1            Press release, dated July 26, 2004.